THE ADVISORS' INNER CIRCLE FUND

                           THE STERLING CAPITAL FUNDS

                        SUPPLEMENT DATED OCTOBER 27, 2005
        TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI")
                               DATED MARCH 1, 2005


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SAI AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND SAI.

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Effective October 27, 2005, the Board of Trustees of The Advisors' Inner Circle
Fund approved by written consent the closing and liquidation of the Sterling Capital Balanced Fund (the "Fund"). The Fund is expected to cease operations and make a liquidation distribution to shareholders on or about December 15, 2005. Effective immediately, the Fund is closed to new shareholders and additional purchases by existing shareholders, except those investing through an automatic investment plan or certain qualified retirement accounts, such as a 401(k). The Fund intends to terminate the option to purchase shares by an automatic investment plan prior to the liquidation of the Fund.

In anticipation of the Fund's liquidation, the Fund's investment adviser, Sterling Capital Management, LLC (the "Adviser") may manage the Fund in a manner intended to raise cash and other highly liquid assets in order to facilitate the orderly liquidation of the Fund. As a result, during this time, all or a portion of the Fund may not be invested in a manner consistent with its stated investment strategy, which may prevent the Fund from achieving its investment objectives during this time.

In addition, the Adviser has agreed to keep its voluntary expense limit of 1.25% in place through the liquidation.

The liquidation of your shares will generally be a taxable event. You should consult your personal tax advisor concerning your particular tax situation.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE